                           COLUMBIA FUNDS SERIES TRUST
                        COLUMBIA INTERNATIONAL VALUE FUND
                           COLUMBIA GLOBAL VALUE FUND
                              CLASS A AND Z SHARES
                                  (THE "FUNDS")

                         SUPPLEMENT DATED MARCH 31, 2006
                     TO PROSPECTUSES DATED NOVEMBER 1, 2005
                   (REPLACING SUPPLEMENT DATED MARCH 13, 2006)


         Effective immediately, the prospectuses for Class A and Class Z shares of the Funds are hereby supplemented by adding the following two sentences at the end of the first paragraph under the heading "PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER":

         The Fund is also open to investments by certain institutional and separately managed account (SMA) investors that are pre-existing clients of Brandes; the Fund is open to these investors to the extent that they may reinvest the proceeds of their existing accounts in shares of the Fund, and then existing Fund closure rules apply. In addition, the Fund is open to investments by the Trustees of Columbia Funds Series Trust; employees of the Adviser, Brandes or their affiliates, including their immediate family members; and Bank of America and Brandes retirement plans.






INT-47/108878-0306